        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

    The unaudited pro forma condensed consolidated financial statements below are based on our financial statements and the financial statements of Laura Secord included elsewhere in this prospectus. The unaudited pro forma condensed consolidated statements of operations for the year ended August 29, 1998 and the nine-month period ended May 29, 1999 are based on our financial statements as adjusted to give effect to the offering of the unregistered notes and the Laura Secord acquisition as if they had occurred on August 31, 1997. Because the Laura Secord financial statements are for the twelve-month period ended November 28, 1998 and as of and for the nine-month period ended May 1, 1999, the unaudited pro forma condensed consolidated financial statements herein do not include Laura Secord's results of operations for any period after May 1, 1999. In addition, the unaudited pro forma condensed consolidated statements of operations give effect to the Sweet Factory acquisition and related financing as if they had occurred on August 31, 1997. During the periods presented, neither our nor Laura Secord's statements of operations included any amounts related to discontinued operations. We operate using a fiscal year ending the last Saturday in August. Prior to the acquisition, Laura Secord operated using a fiscal year ending December 31. Adjustments for the offering of the unregistered notes and the Laura Secord acquisition are based upon historical financial information of us and Laura Secord and certain assumptions that our management believes are reasonable. The Laura Secord acquisition has been accounted for under the purchase method of accounting. Under this method, the purchase price has been allocated to the assets and liabilities acquired based on preliminary estimates of fair value. The actual fair value may vary from the preliminary estimates. The pro forma financial data does not necessarily reflect our results of operations or financial position that actually would have resulted had the offering of the unregistered notes and the Laura Secord acquisition occurred at the date indicated or project our results of operations or financial position for any future date or period.

    For purposes of the unaudited pro forma condensed consolidated financial data below, we have converted the Laura Secord balance sheet as of May 1, 1999 from Canadian dollars to U.S. dollars based on the currency exchange rate in effect on May 1, 1999, and we have converted the Laura Secord statement of operations for the twelve months ended November 28, 1998 and for the nine months ended May 1, 1999 from Canadian dollars to U.S. dollars based on the average currency exchange rate in effect during such periods.

    The unaudited pro forma condensed consolidated financial data below should be read together with our consolidated financial statements and the financial statements of Laura Secord, and the accompanying notes, included elsewhere in this prospectus.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               AS OF MAY 29, 1999

                             (DOLLARS IN THOUSANDS)

                                                                                                       PRO FORMA
                                                                                              LAURA   ADJUSTMENTS     PRO FORMA
                                                                                  ARCHIBALD   SECORD  (SEE NOTE 1)   CONSOLIDATED
                                                                                  ---------   ------  ------------   ------------
ASSETS
Current assets:
  Cash and cash equivalents.....................................................  $  23,844   $   41    $(6,700)(a)    $ 17,185
  Accounts receivable, net......................................................      1,727       --         --           1,727
  Inventories...................................................................     27,591    1,389         --          28,980
  Other current assets..........................................................      2,691      160         --           2,851
                                                                                  ---------   ------  ------------   ------------
Total current assets............................................................     55,853    1,590     (6,700)         50,743

Property, plant, and equipment, net.............................................     47,211    5,787         --          52,998
Goodwill, other intangibles, and deferred financing fees, net...................     39,183       --     39,075(b)       78,258
Other assets....................................................................      2,848       --         --           2,848
Investment in joint venture.....................................................         --    1,685         --           1,685
Deferred income taxes...........................................................      3,673       --         --           3,673
                                                                                  ---------   ------  ------------   ------------
Total assets....................................................................  $ 148,768   $9,062    $32,375        $190,205
                                                                                  ---------   ------  ------------   ------------
                                                                                  ---------   ------  ------------   ------------

LIABILITIES AND SHAREHOLDER'S EQUITY (DEFICIT)
Current Liabilities:
  Accounts payable..............................................................  $   4,624   $   --    $    --        $  4,624
  Accrued expenses..............................................................     16,044      937        500(c)       17,481
  Current portion of long-term debt and capital lease obligations...............        156       --         --             156
                                                                                  ---------   ------  ------------   ------------
Total current liabilities.......................................................     20,824      937        500          22,261

Due to affiliate................................................................        604       --         --             604
Long-term debt, less current portion............................................    130,000       --     40,000(d)      170,000
Capital lease obligations, less current portion.................................         84       --         --              84
Deferred rent...................................................................      1,845       --         --           1,845
Net assets......................................................................         --    8,125     (8,125)(e)          --
Shareholder's equity (deficit)..................................................     (4,589)      --         --          (4,589)
                                                                                  ---------   ------  ------------   ------------
Total liabilities and shareholder's equity (deficit)............................  $ 148,768   $9,062    $32,375        $190,205
                                                                                  ---------   ------  ------------   ------------
                                                                                  ---------   ------  ------------   ------------

 See accompanying notes to unaudited pro forma condensed consolidated financial statements.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                   FOR THE FISCAL YEAR ENDED AUGUST 29, 1998

                             (DOLLARS IN THOUSANDS)

                                                                                 PRO FORMA
                                                                 PRO FORMA     ARCHIBALD AND             PRO FORMA
                                                  SWEET         ADJUSTMENTS    SWEET FACTORY    LAURA   ADJUSTMENTS     PRO FORMA
                                 ARCHIBALD       FACTORY        (SEE NOTE 2)   CONSOLIDATED    SECORD   (SEE NOTE 3)   CONSOLIDATED
                                 ---------       --------       ------------   -------------   -------  ------------   ------------
Net sales......................  $126,742        $     77,659      $   --        $204,401      $53,818    $    --        $258,219
Cost of sales, excluding
  depreciation and
  amortization.................    43,978              27,425          --          71,403       25,770     (3,053)(a)      94,120
Selling, general, and
  administrative expenses,
  excluding depreciation and
  amortization.................    63,478              45,538      (2,681)(a)     106,335       23,726     (1,507)(b)     128,554
Depreciation and
  amortization.................     6,233               6,752         295(b)       13,280        1,860      2,262(c)       17,402
Management fees and other
  fees.........................       514                  --          --             514           --         --             514
Share of loss from joint
  venture......................        --                  --          --              --          285         --             285
                                 ---------            -------   ------------   -------------   -------  ------------   ------------
Operating income (loss)........    12,539              (2,056)      2,386          12,869        2,177      2,298          17,344

Other (income) and expense:
Interest expense...............    10,346                 844       2,298(c)       13,488          586      3,514(d)       17,588
Interest income................    (1,194)                (31)        100(d)       (1,125)          --        335(e)         (790)
Other income and expense.......      (192)                 --          --            (192)          --         --            (192)
                                 ---------            -------   ------------   -------------   -------  ------------   ------------
Income (loss) before income
  taxes........................     3,579              (2,869)        (12)            698        1,591     (1,551)            738
Provision (benefit) for income
  taxes........................       276              (1,099)        877(e)           54          725       (722)             57
                                 ---------            -------   ------------   -------------   -------  ------------   ------------
Net income (loss)..............  $  3,303        $     (1,770)     $ (889)       $    644      $   866    $  (829)       $    681
                                 ---------            -------   ------------   -------------   -------  ------------   ------------
                                 ---------            -------   ------------   -------------   -------  ------------   ------------

OTHER DATA:
  Archibald and Sweet Factory EBITDA................................................................................     $ 26,341
  Laura Secord EBITDA...............................................................................................        8,723
                                                                                                                       ------------
  EBITDA(1)....................  $ 18,964        $      4,696      $2,681        $ 26,341      $ 4,163    $ 4,560        $ 35,064
                                 ---------            -------   ------------   -------------   -------  ------------   ------------
                                 ---------            -------   ------------   -------------   -------  ------------   ------------

------------------------------

(1) EBITDA consists of earnings before (i) interest, income taxes, depreciation and amortization, and (ii) 50% of the interest and depreciation expense incurred by the combo stores which is reflected in the share of loss from joint venture, which amount is equal to $126, or approximately $186 (Cdn.).

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE-MONTH PERIOD ENDED MAY 29, 1999

                             (DOLLARS IN THOUSANDS)

                                                                                 PRO FORMA
                                                                 PRO FORMA     ARCHIBALD AND             PRO FORMA
                                                                ADJUSTMENTS    SWEET FACTORY    LAURA   ADJUSTMENTS     PRO FORMA
                                 ARCHIBALD   SWEET FACTORY(1)   (SEE NOTE 2)   CONSOLIDATED    SECORD   (SEE NOTE 3)   CONSOLIDATED
                                 ---------   ----------------   ------------   -------------   -------  ------------   ------------
Net sales......................  $155,806        $18,791           $   --        $174,597      $41,347    $    --        $215,944
Cost of sales, excluding
  depreciation and
  amortization.................    56,039          6,773               --          62,812       18,057     (2,066)(a)      78,803
Selling, general, and
  administrative expenses,
  excluding depreciation and
  amortization.................    72,340         12,138           (1,564)(a)      82,914       18,402     (1,268)(b)     100,048
Depreciation and
  amortization.................     8,396          1,754               74(b)       10,224        1,257      1,696(c)       13,177
Management fees and other
  fees.........................       393             --               --             393           --         --             393
Share of loss from joint
  venture......................        --             --               --              --          132         --             132
                                 ---------       -------           ------      -------------   -------  ------------   ------------
Operating income (loss)........    18,638         (1,874)           1,490          18,254        3,499      1,638          23,391

Other (income) and expense:
Interest expense...............     9,373            237              611(c)       10,221          285      2,790(d)       13,296
Interest income................      (605)            (4)              25(d)         (584)          --        251(e)         (333)
Other income and expense.......      (209)            --               --            (209)          --         --            (209)
                                 ---------       -------           ------      -------------   -------  ------------   ------------
Income (loss) before income
  taxes........................    10,079         (2,107)             854           8,826        3,214     (1,403)         10,637
Provision (benefit) for income
  taxes........................      (276)          (845)           1,801(e)          680        1,412     (1,273)(f)         819
                                 ---------       -------           ------      -------------   -------  ------------   ------------
Net income (loss)..............  $ 10,355        $(1,262)          $ (947)       $  8,146      $ 1,802    $  (130)       $  9,818
                                 ---------       -------           ------      -------------   -------  ------------   ------------
                                 ---------       -------           ------      -------------   -------  ------------   ------------

OTHER DATA:
  Archibald and Sweet Factory EBITDA................................................................................     $ 28,687
  Laura Secord EBITDA...............................................................................................        8,174
                                                                                                                       ------------
  EBITDA(2)....................  $ 27,243        $  (120)          $1,564        $ 28,687      $ 4,840    $ 3,334        $ 36,861
                                 ---------       -------           ------      -------------   -------  ------------   ------------
                                 ---------       -------           ------      -------------   -------  ------------   ------------

------------------------------

(1) Reflects results for Sweet Factory from August 30, 1998 through December 6, 1998.

(2) EBITDA consists of earnings before (i) interest, income taxes, depreciation and amortization, and (ii) 50% of the interest and depreciation expense incurred by the combo stores which is reflected in the share of loss from joint venture, which amount is equal to $84, or approximately $128 (Cdn.).

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS

                             (DOLLARS IN THOUSANDS)

NOTE 1: UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET ADJUSTMENTS

(a)        Adjustment to cash and cash equivalents as follows:

           Proceeds from issuance of the unregistered notes..............................  $  40,000
           Laura Secord purchase price...................................................    (42,200)
           Payment of estimated fees and expenses of the offering of the unregistered
             notes and the Laura Secord acquisition......................................     (4,500)
                                                                                           ---------
                                                                                           $  (6,700)
                                                                                           ---------
                                                                                           ---------

(b)        Adjustments to goodwill, other intangibles, and deferred financing fees as follows:

           Adjustment to goodwill for excess of net assets acquired over purchase price.......................................................................  $  35,875
           Adjustment to deferred financing fees for the financing fees incurred in connection with the offering of the unregistered notes and the Laura Secord
             acquisition.................................................................      3,200
                                                                                           ---------
                                                                                           $  39,075
                                                                                           ---------
                                                                                           ---------

(c)        Adjustments to accrued liabilities for expenses associated with the purchase
             of Laura Secord.............................................................  $     500
                                                                                           ---------
                                                                                           ---------

(d)        Adjustment to long-term debt for issuance of the unregistered notes...........  $  40,000
                                                                                           ---------
                                                                                           ---------

(e)        Adjustments to net assets for the elimination of the Laura Secord net assets......................................................................  $  (8,125)
                                                                                           ---------
                                                                                           ---------

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                             (DOLLARS IN THOUSANDS)

NOTE 2: UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF
     OPERATIONS ADJUSTMENTS

                                                                                             FISCAL YEAR     NINE-MONTH
                                                                                                ENDED       PERIOD ENDED
                                                                                           AUGUST 29, 1998  MAY 29, 1999
                                                                                           ---------------  -------------
(a)        Adjustments to selling, general, and administrative expenses as follows:

           Reduction in salaries and payroll expenses related to the
             consolidation of Sweet Factory's operations with Archibald
             Candy's.....................................................................     $  (1,909)      $  (1,114)
           Reduction in facility lease expenses due to the elimination of the San Diego
             facilities..................................................................          (307)           (179)
           Reduction in general and administrative expenses due to the consolidation of the Sweet Factory facilities into Archibald
             Candy's.....................................................................          (465)           (271)
                                                                                                -------     -------------
                                                                                              $  (2,681)      $  (1,564)
                                                                                                -------     -------------
                                                                                                -------     -------------

(b)        Adjustments to depreciation and amortization expense as follows:

           Amortization of deferred financing fees as a result of the Sweet Factory
             acquisition.................................................................     $     439       $     110
           Reduction of depreciation expense for purchase accounting adjustment to
             property, plant and equipment...............................................          (144)            (36)
                                                                                                -------     -------------
                                                                                              $     295       $      74
                                                                                                -------     -------------
                                                                                                -------     -------------

(c)        Adjustments to interest expense as follows:

           Interest expense incurred on the additional $30 million of Archibald Candy's
             senior secured notes issued on December 7, 1998.............................     $   3,075       $     769
           Elimination of Sweet Factory working capital line interest expense............          (777)           (158)
                                                                                                -------     -------------
                                                                                              $   2,298       $     611
                                                                                                -------     -------------
                                                                                                -------     -------------

(d)        Adjustment to interest income for cash outlay.................................     $     100       $      25

(e)        Adjustment to provision for income taxes as a result of all pro forma
             adjustments.................................................................     $     877       $   1,801
                                                                                                -------     -------------
                                                                                                -------     -------------

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                 CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                             (DOLLARS IN THOUSANDS)

NOTE 3: UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF
     OPERATIONS ADJUSTMENTS

                                                                                             FISCAL YEAR     NINE-MONTH
                                                                                                ENDED       PERIOD ENDED
                                                                                           AUGUST 29, 1998  MAY 29, 1999
                                                                                           ---------------  -------------
(a)        Adjustments to cost of sales as follows:

           Elimination of royalty charges from Nestle....................................     $  (1,577)      $  (1,151)
           Elimination of intercompany charges from Nestle to reflect the co-pack
             agreement with Nestle.......................................................        (1,476)           (915)
                                                                                                -------     -------------
                                                                                              $  (3,053)      $  (2,066)
                                                                                                -------     -------------
                                                                                                -------     -------------

(b)        Adjustments to selling, general and administrative expenses for the
             elimination of Nestle corporate overhead expenses...........................     $  (1,507)      $  (1,268)
                                                                                                -------     -------------
                                                                                                -------     -------------

(c)        Adjustments to depreciation and amortization as follows:

           Amortization of deferred financing fees as a result of the Laura Secord
             acquisition.................................................................     $     468       $     351
           Amortization of goodwill that is generated as a result of the Laura Secord
             acquisition.................................................................         1,794           1,345
                                                                                                -------     -------------
                                                                                              $   2,262       $   1,696
                                                                                                -------     -------------
                                                                                                -------     -------------

(d)        Adjustments to interest expense as follows:

           Interest expense incurred on the unregistered notes...........................     $   4,100       $   3,075
           Elimination of Nestle intercompany interest expense charges...................          (586)           (285)
                                                                                                -------     -------------
                                                                                              $   3,514       $   2,790
                                                                                                -------     -------------
                                                                                                -------     -------------

(e)        Adjustment to interest income for cash outlay.................................     $     335       $     251
                                                                                                -------     -------------
                                                                                                -------     -------------

(f)        Adjustment to provision for income taxes as a result of all pro forma
             adjustments.................................................................     $    (722)      $  (1,273)
                                                                                                -------     -------------
                                                                                                -------     -------------